Exhibit 99.2

2 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 12 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 16 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of Income (Loss) Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 22 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 SENIOR MANAGEMENT Rick Matros Michael Costa Talya Nevo-Hacohen Chief Executive Officer, President Chief Financial Officer, Secretary Chief Investment Officer, Treasurer and Chair and Executive Vice President and Executive Vice President Jessica Flores Chief Accounting Officer and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 1781 Flight Way Equiniti Trust Company, LLC Tustin, CA 92782 P.O. Box 500 888.393.8248 Newark, NJ 07101 sabrahealth.com 800.937.5449 equiniti.com COMPANY INFORMATION

4 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 Financial Metrics Dollars in thousands, except per share data Three Months Ended March 31, 2024 Revenues $ 166,747 Net operating income 115,444 Cash net operating income 116,073 Diluted per share data: EPS $ 0.11 FFO 0.32 Normalized FFO 0.34 AFFO 0.35 Normalized AFFO 0.35 Dividends per common share 0.30 Capitalization and Market Facts Key Credit Metrics (1) March 31, 2024 March 31, 2024 Common shares outstanding 231.5 million Net Debt to Adjusted EBITDA 5.55x Common equity Market Capitalization $3.4 billion Interest Coverage 4.06x Consolidated Debt $2.5 billion Fixed Charge Coverage Ratio 3.98x Consolidated Enterprise Value $5.8 billion Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Common stock closing price $14.77 Unencumbered Assets/Unsecured Debt 263 % Common stock 52-week range $10.30 - $14.91 Common stock ticker symbol SBRA Portfolio (2) Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share Three Months Ended March 31, 2024As of March 31, 2024 Property Count Investment Beds/Units Cash NOI Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing/Transitional Care 237 $ 3,043,320 26,667 $ 61,295 Senior Housing - Leased 38 475,831 3,191 10,685 Behavioral Health 18 496,934 1,159 11,389 Specialty Hospitals and Other 15 225,498 392 4,705 Total Triple-Net Portfolio 308 4,241,583 31,409 Senior Housing - Managed 66 1,392,189 6,341 16,362 Consolidated Real Estate Investments 374 5,633,772 37,750 Unconsolidated Joint Venture Senior Housing - Managed 16 203,571 1,256 2,690 Total Equity Investments 390 5,837,343 39,006 Investments in Loans Receivable, gross (3) 14 362,735 Preferred Equity Investments, gross (4) 5 59,819 Includes 62 relationships in 39 U.S. states and CanadaTotal Investments 409 $ 6,259,897 (1) See page 15 of this supplement for important information about these credit metrics. (2) Excludes four real estate properties held for sale as of the end of the current period. (3) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds. (4) Our preferred equity investments include investments in entities owning four Senior Housing developments with 544 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. OVERVIEW

5 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 Operating Statistics Twelve Months Ended December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Occupancy Skilled Nursing/Transitional Care 73.7% 74.4% 75.9% 76.4% 77.5 % Senior Housing - Leased 86.4% 87.8% 88.7% 90.0% 89.8 % Behavioral Health, Specialty Hospitals and Other 82.9% 83.3% 81.7% 80.7% 79.7 % Skilled Mix Skilled Nursing/Transitional Care 35.0% 34.4% 34.9% 34.6% 35.2 % PORTFOLIO Triple-Net Portfolio (1) (1) Excludes four real estate properties held for sale as of the end of the current period. Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. EBITDARM Coverage Twelve Months Ended December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Skilled Nursing/Transitional Care 1.63x 1.65x 1.68x 1.78x 1.79x Senior Housing - Leased 1.14x 1.15x 1.17x 1.28x 1.33x Behavioral Health, Specialty Hospitals and Other 3.60x 3.75x 3.74x 3.80x 3.77x Key Triple-Net Relationships EBITDARM Coverage Twelve Months Ended Relationship Primary Property Type September 30, 2023 December 31, 2023 Ensign Group Skilled Nursing 2.17x 2.15x Signature Healthcare Skilled Nursing 1.40x 1.40x Avamere Family of Companies Skilled Nursing 1.83x 1.90x Signature Behavioral Behavioral Hospitals 1.41x 1.32x The McGuire Group Skilled Nursing 1.50x 1.84x Healthmark Group Skilled Nursing 1.34x 1.37x Communicare Skilled Nursing 1.75x 1.74x Leo Brown Group Assisted Living 1.46x 1.59x Cadia Healthcare Skilled Nursing 1.47x 1.54x Focused Post Acute Care Partners Skilled Nursing 1.69x 1.60x Other Mulitple 2.95x 2.90x Total 2.06x 2.06x

6 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 PORTFOLIO Senior Housing - Managed Portfolio (1) Excludes the Enlivant unconsolidated joint venture. Sabra withdrew and resigned its membership in the Enlivant Joint Venture effective May 1, 2023. (2) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results. Operating Performance Reflects Sabra's pro rata share, except number of properties; dollars in thousands Three Months Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Consolidated Portfolio Number of Properties 59 61 61 61 66 Number of Units 5,973 6,041 6,041 6,041 6,341 Recurring capital expenditures $ 1,437 $ 1,930 $ 1,603 $ 1,695 $ 1,378 Resident fees and services $ 56,721 $ 58,428 $ 59,748 $ 61,256 $ 66,031 Cash NOI $ 13,084 $ 14,464 $ 15,225 $ 16,067 $ 16,362 Cash NOI Margin % 23.1% 24.8% 25.5% 26.2% 24.8 % Unconsolidated Portfolio (1) Number of Properties 16 16 16 16 16 Number of Units 1,258 1,258 1,256 1,256 1,256 Recurring capital expenditures $ 202 $ 155 $ 158 $ 218 $ 285 Resident fees and services $ 8,831 $ 9,760 $ 9,950 $ 10,007 $ 10,362 Cash NOI $ 2,026 $ 2,681 $ 2,612 $ 2,425 $ 2,690 Cash NOI Margin % 22.9% 27.5% 26.3% 24.2% 26.0 % Same Store Operating Performance (2) Reflects Sabra's pro rata share, except number of properties; dollars in thousands, except REVPOR Three Months Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Number of Properties 64 64 64 64 64 Number of Available Units 6,245 6,245 6,246 6,246 6,241 REVPOR $ 3,755 $ 3,810 $ 3,806 $ 3,842 $ 3,883 Occupancy 80.6% 80.4% 81.9% 82.7% 82.5 % Resident fees and services $ 56,695 $ 57,418 $ 58,438 $ 59,509 $ 59,990 Cash NOI $ 14,474 $ 15,179 $ 15,906 $ 16,135 $ 15,848 Cash NOI Margin % 25.5% 26.4% 27.2% 27.1% 26.4%

7 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 PORTFOLIO Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of March 31, 2024 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended March 31, 2024 (1) Maturity Date Mortgage 2 Behavioral Health $ 319,000 $ 319,000 7.6% 7.6% $ 6,105 11/01/26 - 01/31/27 Other 12 Multiple 53,620 50,181 7.8% 7.4% 941 10/01/23 - 05/01/29 14 372,620 369,181 7.7% 7.6% $ 7,046 Allowance for loan losses — (6,528) $ 372,620 $ 362,653 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended March 31, 2024 (1) Preferred Equity 5 Skilled Nursing / Senior Housing $ 52,434 $ 50,934 $ 59,819 11.0% $ 1,567 (1) Includes income related to loans receivable and other investments held as of March 31, 2024.

8 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 The Ensign Group: 8.7% Avamere Family of Companies: 8.0% Signature Behavioral: 6.9% Recovery Centers of America: 5.9% The McGuire Group: 3.8% Managed (No Operator Credit Exposure): 16.5% Other: 41.3% Signature Healthcare: 8.9% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of March 31, 2024 (1) Excludes four real estate properties held for sale as of the end of the current period. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Behavioral Health: 14.5% Senior Housing - Leased: 10.3% Specialty Hospital and Other: 4.0% Other: 0.8% Skilled Nursing/Transitional Care: 53.9% Senior Housing - Managed: 16.5% Private Pay: 43.5% Non-Private: 56.5%

9 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 PORTFOLIO Geographic Concentrations - Consolidated Portfolio (1) Property Type As of March 31, 2024 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 34 3 7 — 13 57 15.2 % California 24 — 2 3 1 30 8.0 Kentucky 24 1 — 2 1 28 7.5 Indiana 14 4 1 2 — 21 5.6 Oregon 15 1 3 — — 19 5.1 North Carolina 13 — 2 — — 15 4.0 Washington 12 — 2 — — 14 3.8 Missouri 10 — 1 1 — 12 3.2 Massachusetts 11 — — — — 11 2.9 New York 9 — 1 — — 10 2.7 Other (29 states & Canada) 71 29 47 10 — 157 42.0 Total 237 38 66 18 15 374 100.0% % of Total 63.4% 10.2% 17.6% 4.8% 4.0% 100.0 % Distribution of Beds/Units As of March 31, 2024   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 57 4,325 350 856 — 325 5,856 15.5 % Kentucky 28 2,486 142 — 172 40 2,840 7.5 California 30 2,058 — 160 313 27 2,558 6.8 Indiana 21 1,651 563 169 138 — 2,521 6.7 Oregon 19 1,520 215 162 — — 1,897 5.0 North Carolina 15 1,454 — 237 — — 1,691 4.5 New York 10 1,566 — 107 — — 1,673 4.4 Washington 14 1,309 — 165 — — 1,474 3.9 Massachusetts 11 1,469 — — — — 1,469 3.9 Virginia 10 894 — 246 — — 1,140 3.0 Other (29 states & Canada) 159 7,935 1,921 4,239 536 — 14,631 38.8 Total 374 26,667 3,191 6,341 1,159 392 37,750 100.0% % of Total 70.6% 8.5% 16.8% 3.1% 1.0% 100.0% (1) Excludes four real estate properties held for sale as of the end of the current period.

10 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued (1) Investment Dollars in thousands As of March 31, 2024   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 57 $ 347,245 $ 27,335 $ 202,972 $ — $ 187,387 $ 764,939 13.6 % California 30 435,612 — 59,563 217,764 7,798 720,737 12.8 Indiana 21 196,573 120,197 47,865 12,155 — 376,790 6.7 Oregon 19 261,316 33,002 54,833 — — 349,151 6.2 New York 10 298,512 — 20,730 — — 319,242 5.7 Kentucky 28 244,385 23,668 — 15,175 30,313 313,541 5.6 Washington 14 158,770 — 41,412 — — 200,182 3.5 North Carolina 15 124,449 — 75,556 — — 200,005 3.5 Arizona 5 — 10,348 39,832 121,757 — 171,937 3.0 Canada (2) 9 — — 156,668 — — 156,668 2.8 Other (30 states) 166 976,458 261,281 692,758 130,083 — 2,060,580 36.6 Total 374 $ 3,043,320 $ 475,831 $ 1,392,189 $ 496,934 $ 225,498 $ 5,633,772 100.0% % of Total 54.0% 8.5% 24.7% 8.8% 4.0% 100.0% (1) Excludes four real estate properties held for sale as of the end of the current period. (2) Investment balance in Canada is based on the exchange rate as of March 31, 2024 of $0.7384 per 1 CAD.

11 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 PORTFOLIO Triple-Net Lease Expirations (1) Triple-Net Lease Expirations Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of March 31, 2024   % of Total 04/01/24 - 12/31/24 $ 5,077 $ — $ — $ — $ 5,077 1.4% 2025 6,925 3,201 — 1,495 11,621 3.3% 2026 16,134 1,269 — — 17,403 4.9% 2027 24,588 4,359 — — 28,947 8.1% 2028 21,744 6,212 — 3,490 31,446 8.8% 2029 46,459 4,958 — 6,138 57,555 16.1% 2030 — — — 3,221 3,221 0.9% 2031 69,987 3,691 1,385 — 75,063 21.0% 2032 6,154 1,667 32,835 3,749 44,405 12.5% 2033 — 3,015 5,493 — 8,508 2.4 % Thereafter 54,704 14,131 3,706 746 73,287 20.6 % Total Annualized Revenues $ 251,772 $ 42,503 $ 43,419 $ 18,839 $ 356,533 100.0% (1) Excludes four real estate properties held for sale as of the end of the current period.

12 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of March 31, 2024 Secured debt $ 47,640 Revolving credit facility 146,127 Term loans 540,760 Senior unsecured notes 1,750,000 Total 2,484,527 Deferred financing costs and premiums/discounts, net (21,142) Total, net $ 2,463,385 Revolving Credit Facility Dollars in thousands As of March 31, 2024 Credit facility availability $ 853,873 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of March 31, 2024 Shares Outstanding   Price   Value Common stock 231,494,286 $ 14.77 $ 3,419,171 Consolidated Debt 2,484,527 Cash and cash equivalents (59,927) Consolidated Enterprise Value $ 5,843,771 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended March 31, 2024 EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 231,448,752 231,448,752 Common equivalents 4,812 4,812 Basic common and common equivalents 231,453,564 231,453,564 Dilutive securities: Restricted stock units 1,911,467 3,217,815 Diluted common and common equivalents 233,365,031 234,671,379

13 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of March 31, 2024 Principal     % of Total Fixed Rate Debt   Secured debt $ 47,640     3.35%   1.9 % Senior unsecured notes 1,750,000     4.04%   70.4 % Total fixed rate debt 1,797,640     4.02%   72.3 % Variable Rate Debt (2)   Revolving credit facility 146,127     6.51%   5.9 % Term loans 540,760 3.72% 21.8 % Total variable rate debt 686,887     4.31%   27.7 % Consolidated Debt $ 2,484,527     4.10%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of March 31, 2024 Principal     % of Total Secured Debt   Secured debt $ 47,640     3.35%   1.9 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   70.4 % Revolving credit facility 146,127     6.51%   5.9 % Term loans 540,760 3.72% 21.8 % Total unsecured debt 2,436,887     4.12%   98.1 % Consolidated Debt $ 2,484,527     4.10%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $430.0 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for SOFR at a weighted average rate of 2.69%, and $110.8 million (CAD $150.0 million) subject to swap agreements that fix CDOR at 1.63% as of March 31, 2024. Excluding these amounts, variable rate debt was 5.9% of Consolidated Debt as of March 31, 2024.

14 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of March 31, 2024 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 04/01/24 - 12/31/24 $ 1,530   2.85%   $ —   —     $ —   —     $ — — $ 1,530   2.85% 2025 2,089   2.86%   —   —     —   —     — — 2,089   2.86% 2026 2,147   2.86%   500,000   5.13%     —   —     — — 502,147   5.12% 2027 2,206   2.87%   100,000   5.88% —   —     146,127 6.51% 248,333   6.22% 2028 2,266   2.88%   —   — 540,760   6.66%     — — 543,026   6.64% 2029 2,328   2.89%   350,000   3.90%     —   —     — — 352,328   3.89% 2030 2,392   2.90%   — — —   —     — — 2,392   2.90% 2031 2,093   2.92%   800,000   3.20%     —   —     — — 802,093   3.20% 2032 1,887   2.92%   —   —     —   —     — — 1,887   2.92% 2033 1,940   2.93% — — — — — — 1,940 2.93 % Thereafter 26,762   3.10%   —   —     —   —     — — 26,762   3.10 % Total 47,640   1,750,000 540,760     146,127 2,484,527 Discount, net — (4,443) — — (4,443) Deferred financing costs, net (830) (10,102) (5,767) — (16,699) Total, net $ 46,810 $ 1,735,455 $ 534,993     $ 146,127 $ 2,463,385 Wtd. avg. maturity/years 20.8   5.5 3.8     2.8 5.2 Wtd. avg. interest rate (3) 3.35%   4.04% 3.72%     6.51% 4.10% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate hedges. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate hedges.

15 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 Key Credit Metrics (1) March 31, 2024 Net Debt to Adjusted EBITDA (2) 5.55x Interest Coverage 4.06x Fixed Charge Coverage Ratio 3.98x Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 263 % Cost of Permanent Consolidated Debt (3) 3.95 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the annualized trailing three-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 6.51% as of March 31, 2024.

16 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) Dollars in thousands, except per share data Three Months Ended March 31,   2024 2023 Revenues: Rental and related revenues (1) $ 91,776 $ 95,870 Resident fees and services 66,031 56,721 Interest and other income 8,940 8,733     Total revenues 166,747 161,324     Expenses: Depreciation and amortization 42,914 52,827 Interest 28,408 28,540 Triple-net portfolio operating expenses 4,324 4,168 Senior housing - managed portfolio operating expenses 49,669 43,637 General and administrative 11,890 10,502 Recovery of loan losses (137) (208) Impairment of real estate 3,137 7,064     Total expenses 140,205 146,530     Other income (expense): Loss on extinguishment of debt — (1,541) Other income 760 341 Net loss on sales of real estate — (21,515) Total other income (expense) 760 (22,715) Income (loss) before loss from unconsolidated joint ventures and income tax expense 27,302 (7,921) Loss from unconsolidated joint ventures (595) (838) Income tax expense (453) (728) Net income (loss) $ 26,254 $ (9,487)     Net income (loss), per: Basic common share $ 0.11 $ (0.04)     Diluted common share $ 0.11 $ (0.04)     Weighted average number of common shares outstanding, basic 231,453,564 231,164,876   Weighted average number of common shares outstanding, diluted 233,365,031 231,164,876 (1) See page 17 for additional details regarding Rental and related revenues.

17 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) - Supplemental Information Dollars in thousands Three Months Ended March 31,   2024 2023 Cash rental income $ 89,036 $ 89,657 Straight-line rental income 1,152 1,347 Write-offs of cash and straight-line rental income receivable and lease intangibles (2,954) (518) Above/below market lease amortization 1,211 1,568 Operating expense recoveries 3,331 3,816 Rental and related revenues $ 91,776 $ 95,870

18 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data March 31, 2024 December 31, 2023   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $1,059,405 and $1,021,086 as of March 31, 2024 and December 31, 2023, respectively $ 4,577,318 $ 4,617,261 Loans receivable and other investments, net 422,472 420,624 Investment in unconsolidated joint ventures 132,022 136,843 Cash and cash equivalents 59,927 41,285 Restricted cash 6,003 5,434 Lease intangible assets, net 28,301 30,897 Accounts receivable, prepaid expenses and other assets, net 148,395 133,806 Total assets $ 5,374,438 $ 5,386,150 Liabilities Secured debt, net $ 46,810 $ 47,301 Revolving credit facility 146,127 94,429 Term loans, net 534,993 537,120 Senior unsecured notes, net 1,735,455 1,735,253 Accounts payable and accrued liabilities 112,764 136,981 Lease intangible liabilities, net 31,115 32,532 Total liabilities 2,607,264 2,583,616 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2024 and December 31, 2023 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 231,494,286 and 231,266,020 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively 2,315 2,313 Additional paid-in capital 4,495,663 4,494,755 Cumulative distributions in excess of net income (1,761,999) (1,718,279) Accumulated other comprehensive income 31,195 23,745 Total equity 2,767,174 2,802,534 Total liabilities and equity $ 5,374,438 $ 5,386,150

19 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Three Months Ended March 31, 2024 2023 Cash flows from operating activities: Net income (loss) $ 26,254 $ (9,487) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 42,914 52,827 Non-cash rental and related revenues 591 (2,398) Non-cash interest income 7 (392) Non-cash interest expense 3,071 3,014 Stock-based compensation expense 2,521 2,229 Loss on extinguishment of debt — 1,541 Recovery of loan losses (137) (208) Net loss on sales of real estate — 21,515 Impairment of real estate 3,137 7,064 Loss from unconsolidated joint ventures 595 838 Distributions of earnings from unconsolidated joint ventures 1,478 367 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (6,288) (2,782) Accounts payable and accrued liabilities (21,348) (5,839) Net cash provided by operating activities 52,795 68,289 Cash flows from investing activities: Acquisition of real estate — (39,630) Origination and fundings of loans receivable (102) (1,800) Origination and fundings of preferred equity investments (1,007) (6,384) Additions to real estate (12,935) (19,540) Repayments of loans receivable 391 6,144 Repayments of preferred equity investments 617 1,433 Investment in unconsolidated joint ventures (188) (4,797) Net proceeds from the sales of real estate — 152,259 Net proceeds from sales-type lease — 25,490 Net cash (used in) provided by investing activities (13,224) 113,175 Cash flows from financing activities: Net borrowings from (repayments of) revolving credit facility 52,404 (118,442) Proceeds from term loans — 12,186 Principal payments on secured debt (503) (490) Payments of deferred financing costs (80) (18,127) Issuance of common stock, net (2,606) (1,847) Dividends paid on common stock (69,444) (69,351) Net cash used in financing activities (20,229) (196,071) Net increase (decrease) in cash, cash equivalents and restricted cash 19,342 (14,607) Effect of foreign currency translation on cash, cash equivalents and restricted cash (131) (641) Cash, cash equivalents and restricted cash, beginning of period 46,719 53,932 Cash, cash equivalents and restricted cash, end of period $ 65,930 $ 38,684 Supplemental disclosure of cash flow information: Interest paid $ 20,495 $ 22,318 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ — $ 4,644

20 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Other normalizing items for FFO and AFFO primarily include triple-net operating expenses, net of recoveries. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended March 31,   2024 2023 Net income (loss) $ 26,254 $ (9,487) Add: Depreciation and amortization of real estate assets 42,914 52,827 Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures 2,229 2,048 Net loss on sales of real estate — 21,515 Impairment of real estate 3,137 7,064 FFO $ 74,534 $ 73,967 Write-offs of cash and straight-line rental income receivable and lease intangibles 2,921 540 Loss on extinguishment of debt — 1,541 Recovery of loan losses (137) (208) Other normalizing items (1) 1,121 1,037 Normalized FFO $ 78,439 $ 76,877 FFO $ 74,534 $ 73,967 Stock-based compensation expense 2,521 2,229 Non-cash rental and related revenues 591 (2,398) Non-cash interest income 7 (392) Non-cash interest expense 3,071 3,014 Non-cash portion of loss on extinguishment of debt — 1,541 Recovery of loan losses (137) (208) Other adjustments related to unconsolidated joint ventures 153 69 Other adjustments 410 403 AFFO $ 81,150 $ 78,225 Other normalizing items (1) 1,106 1,021 Normalized AFFO $ 82,256 $ 79,246 Amounts per diluted common share: Net income (loss) $ 0.11 $ (0.04) FFO $ 0.32 $ 0.32 Normalized FFO $ 0.34 $ 0.33 AFFO $ 0.35 $ 0.34 Normalized AFFO $ 0.35 $ 0.34 Weighted average number of common shares outstanding, diluted: Net income (loss) 233,365,031 231,164,876 FFO and Normalized FFO 233,365,031 231,892,769 AFFO and Normalized AFFO 234,671,379 233,168,932

21 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of March 31, 2024 (1) Excludes four real estate properties held for sale as of the end of the current period. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Includes balances that impact cash or NOI and excludes non-cash items. (4) Includes $4.4 million related to four real estate properties held for sale as of the end of the current period. Annualized Cash NOI (1) Dollars in thousands Skilled Nursing/Transitional Care $ 251,772 Senior Housing - Leased 42,503 Senior Housing - Managed Consolidated Portfolio 66,269 Senior Housing - Managed Unconsolidated Portfolio 10,759 Behavioral Health 43,419 Specialty Hospitals and Other 18,839 Annualized Cash NOI (excluding loans receivable and other investments) $ 433,561 Obligations Dollars in thousands Secured debt (2) $ 47,640 Senior unsecured notes (2) 1,750,000 Revolving credit facility 146,127 Term loans (2) 540,760 Sabra’s share of unconsolidated joint venture debt 72,444 Total Debt 2,556,971 Add (less): Cash and cash equivalents and restricted cash (65,930) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (3,254) Accounts payable and accrued liabilities (3) 97,901 Net obligations $ 2,585,688 Other Assets Dollars in thousands Loans receivable and other investments, net $ 422,472 Accounts receivable, prepaid expenses and other assets, net (3)(4) 35,327 Total other assets $ 457,799 Common Shares Outstanding Total shares 231,494,286 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

22 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increased labor costs and historically low unemployment; increases in market interest rates and inflation; pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers' or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers' or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

23 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

24 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

25 SABRA 1Q 2024 SUPPLEMENTAL INFORMATION March 31, 2024 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.